Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
April 22, 2024 8:00 AM ET	Director of Corporate Communications
Desk (703) 481-4599
Mobile (202) 468-3184

MainStreet Bancshares Inc. reports a profitable first quarter

Strong credit quality and no adverse loan portfolio trends

FAIRFAX, Va., April 22, 2024 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $2.77 million for the first quarter of 2024.

“Our loan portfolio was well-positioned for the current interest rate cycle and continues to generate strong and sustainable interest income.  During the first quarter of 2024, we experienced an uptick in deposit costs, compressing the net interest margin to 3.24%,” said Jeff W. Dick, Chairman & CEO of MainStreet Bancshares, Inc. and MainStreet Bank.  “We are focused on improving our funding costs for the remainder of 2024 and anticipate that our cumulative performance ratios will reflect our ability to do so, as we build for the future and deliver positive returns to our shareholders.”

The Company continues to experience strong asset quality with relatively low levels of past due and non-performing loans.  It should be noted that multifamily housing in the Washington, D.C. metropolitan area is devoid of the type of rent controls experienced in New York City.  Demand for housing in our market far outstrips supply and the rental markets are strong.

“Our lending team is very focused on their borrowers and relationships at this time,” said Tom Floyd, Chief Lending Officer at MainStreet Bank.  “We want to make sure that if any issues or concerns do arise, we recognize them early in order to properly manage risk and work together toward positive outcomes.”

“We are laser-focused on growing good business relationships throughout the metropolitan area,” said Abdul Hersiburane, President of MainStreet Bank. “Our best source is our existing client base, as the quality of our service and attention to detail is second to none.”

Banking-as-a-service

The headlines were bleak in 2023 for several of the banks providing banking-as-a-service to fintechs.  In one instance, consultant Kate Drew wrote, “The truth is many of the most jarring headlines have involved sponsor banks and fintech partners that had little to no relationship at all, and instead operated through a banking-as-a-service provider.  That model is all but dead.  In its place will likely emerge a more resilient proposition that puts the bank in the driver’s seat when it comes to compliance and focuses on fintechs with sustainable businesses and realistic objectives in financial services.”  Drew, Kate (December 12, 2023), Where is Banking-as-a Service Headed in 2024? Forbes Media L.L.C.

“Our one miss was underestimating the amount of time it would take to build and launch the technology that we designed,” said Dick.  “With hindsight, the timing is perfect as we launch a solution that is purpose-built to meet the compliance and safety and soundness needs required not only by us but also by the industry. We are the resilient solution fintechs have been waiting for.”

Avenu

Avenu is the only embedded banking solution that connects our partners and their apps directly and seamlessly to our purpose-built Avenu core solution. We are not a sponsor bank without our own technology, and we are not a middleware software company without our own bank. We are Avenu, a leading financial technology company owned by an established community bank in the heart of Washington, D.C.

Avenu’s clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and creating long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	March 31, 2024	December 31, 2023*	September 30, 2023	June 30, 2023	March 31, 2023
ASSETS
Cash and cash equivalents
Cash and due from banks	$49,208	$53,581	$44,912	$67,700	$225,334
Federal funds sold	75,533	60,932	76,271	30,341	—
Total cash and cash equivalents	124,741	114,513	121,183	98,041	225,334
Investment securities available for sale, at fair value	58,699	59,928	56,726	60,579	63,209
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	17,251	17,275	17,565	17,590	17,616
Restricted equity securities, at amortized cost	23,924	24,356	20,619	20,304	22,436
Loans, net of allowance for credit losses of $16,531, $16,506, $15,626, $16,047, and $15,435, respectively	1,727,110	1,705,137	1,681,444	1,637,484	1,617,275
Premises and equipment, net	14,081	13,944	14,275	14,427	14,521
Accrued interest and other receivables	10,727	12,390	11,184	10,256	9,744
Computer software, net of amortization	15,691	14,657	13,373	12,266	10,559
Bank owned life insurance	38,609	38,318	38,035	37,763	37,503
Other assets	39,182	34,914	47,087	40,641	36,811
Total Assets	$2,070,015	$2,035,432	$2,021,491	$1,949,351	$2,055,008
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$348,945	$364,606	$394,859	$388,992	$487,875
Interest bearing demand deposits	165,331	137,128	76,423	71,308	100,522
Savings and NOW deposits	46,036	45,878	46,550	51,294	53,499
Money market deposits	446,903	442,179	461,398	380,500	260,316
Time deposits	725,520	696,336	703,960	701,289	730,076
Total deposits	1,732,735	1,686,127	1,683,190	1,593,383	1,632,288
Federal funds purchased	—	15,000	—	30,000	60,696
Federal Home Loan Bank advances	—	—	—	—	45,000
Subordinated debt	72,741	72,642	72,543	72,444	72,344
Other liabilities	41,418	40,146	52,015	43,016	39,692
Total Liabilities	1,846,894	1,813,915	1,807,748	1,738,843	1,850,020
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,514	29,198	29,188	29,177	29,185
Capital surplus	65,940	65,985	65,407	64,768	64,213
Retained earnings	108,334	106,549	102,694	97,646	91,991
Accumulated other comprehensive loss	(7,930)	(7,478)	(10,809)	(8,346)	(7,664)
Total Stockholders’ Equity	223,121	221,517	213,743	210,508	204,988
Total Liabilities and Stockholders’ Equity	$2,070,015	$2,035,432	$2,021,491	$1,949,351	$2,055,008

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
INTEREST INCOME:
Interest and fees on loans	$30,487	$30,849	$29,750	$28,855	$26,731
Interest on investment securities
Taxable securities	435	451	459	407	518
Tax-exempt securities	270	268	268	265	264
Interest on federal funds sold	1,182	1,510	1,217	1,179	1,132
Total interest income	32,374	33,078	31,694	30,706	28,645
INTEREST EXPENSE:
Interest on interest bearing demand deposits	1,860	1,058	240	251	343
Interest on savings and NOW deposits	157	146	145	147	108
Interest on money market deposits	5,178	5,639	4,156	2,926	1,203
Interest on time deposits	8,833	8,257	7,526	7,077	4,144
Interest on federal funds purchased	107	25	35	201	38
Interest on Federal Home Loan Bank advances	46	118	186	13	906
Interest on subordinated debt	820	828	828	820	812
Total interest expense	17,001	16,071	13,116	11,435	7,554
Net interest income	15,373	17,007	18,578	19,271	21,091
(Recovery of) provision for credit losses	(195)	466	255	638	283
Net interest income after (recovery of) provision for credit losses	15,568	16,541	18,323	18,633	20,808
NON-INTEREST INCOME:
Deposit account service charges	469	510	514	535	590
Bank owned life insurance income	292	283	272	259	255
Other non-interest income	130	68	177	16	158
Total other income	891	861	963	810	1,003
NON-INTEREST EXPENSES:
Salaries and employee benefits	7,488	7,129	6,924	6,595	7,621
Furniture and equipment expenses	935	804	713	772	498
Advertising and marketing	454	271	577	698	797
Occupancy expenses	435	397	375	426	486
Outside services	774	352	697	504	490
Administrative expenses	242	219	277	211	215
Other operating expenses	1,996	1,964	1,866	1,646	1,596
Total non-interest expenses	12,324	11,136	11,429	10,852	11,703
Income before income tax expense	4,135	6,266	7,857	8,591	10,108
Income tax expense	830	1,120	1,516	1,645	1,957
Net income	3,305	5,146	6,341	6,946	8,151
Preferred stock dividends	539	539	539	539	539
Net income available to common shareholders	$2,766	$4,607	$5,802	$6,407	$7,612
Net income per common share, basic and diluted	$0.36	$0.61	$0.77	$0.85	$1.01
Weighted average number of common shares, basic and diluted	7,611,990	7,527,327	7,524,332	7,522,764	7,517,213

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	March 31, 2024		December 31, 2023		March 31, 2023		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$408,903	23.4%	$429,637	24.9%	$415,078	25.3%	-4.8%	-1.5%
Residential real estate loans	451,991	25.8%	474,602	27.5%	391,648	23.9%	-4.8%	15.4%
Commercial real estate loans	813,387	46.5%	743,827	43.1%	737,019	45.0%	9.4%	10.4%
Commercial and industrial loans	71,822	4.1%	75,415	4.4%	86,937	5.3%	-4.8%	-17.4%
Consumer loans	2,902	0.2%	3,610	0.1%	7,534	0.5%	-19.6%	-61.5%
Total Gross Loans	$1,749,005	100.0%	$1,727,091	100.0%	$1,638,216	100.0%	1.3%	6.8%
Less: Allowance for credit losses	(16,531)		(16,506)		(15,435)
Net deferred loan fees	(5,364)		(5,448)		(5,506)
Net Loans	$1,727,110		$1,705,137		$1,617,275
DEPOSITS:
Non-interest bearing deposits	$348,945	20.1%	$364,606	21.6%	$487,875	29.9%	-4.3%	-28.5%
Interest-bearing deposits:
Demand deposits	165,331	9.5%	137,128	8.1%	100,522	6.2%	20.6%	64.5%
Savings and NOW deposits	46,036	2.7%	45,878	2.7%	53,499	3.3%	0.3%	-13.9%
Money market accounts	446,903	25.8%	442,179	26.2%	260,316	15.9%	1.1%	71.7%
Certificates of deposit $250,000 or more	467,892	27.0%	442,662	26.3%	458,683	28.1%	5.7%	2.0%
Certificates of deposit less than $250,000	257,628	14.9%	253,674	15.1%	271,393	16.6%	1.6%	-5.1%
Total Deposits	$1,732,735	100.0%	$1,686,127	100.0%	$1,632,288	100.0%	2.8%	6.2%
BORROWINGS:
Federal funds purchased	—	0.0%	15,000	17.1%	60,696	34.1%	-100.0%	-100.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	45,000	25.3%	0.0%	-100.0%
Subordinated debt	72,741	100.0%	72,642	82.9%	72,344	40.6%	0.1%	0.5%
Total Borrowings	$72,741	100.0%	$87,642	100.0%	$178,040	100.0%	-17.0%	-59.1%
Total Deposits and Borrowings	$1,805,476		$1,773,769		$1,810,328		1.8%	-0.3%

Core customer funding sources (1)	$1,312,746	72.7%	$1,252,534	70.7%	$1,156,279	63.9%	4.8%	13.5%
Brokered and listing service sources (2)	419,989	23.3%	433,593	24.4%	476,009	26.3%	-3.1%	-11.8%
Federal funds borrowed	—	0.0%	15,000	0.8%	60,696	3.3%	-100.0%	-100.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	45,000	2.5%	0.0%	-100.0%
Subordinated debt (3)	72,741	4.0%	72,642	4.1%	72,344	4.0%	0.1%	0.5%
Total Funding Sources	$1,805,476	100.0%	$1,773,769	100.0%	$1,810,328	100.0%	1.8%	-0.3%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $210.9 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuant to rule 12 CFR 337.6(e) as of March 31, 2024.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended March 31, 2024			For the three months ended March 31, 2023
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,728,761	$30,487	7.07%	$1,599,756	$26,731	6.78%
Securities:
Taxable	56,001	435	3.12%	57,600	518	3.65%
Tax-exempt	37,420	342	3.66%	37,941	334	3.57%
Federal funds and interest-bearing deposits	91,993	1,182	5.15%	118,670	1,132	3.87%
Total interest-earning assets	$1,914,175	$32,446	6.80%	$1,813,967	$28,715	6.42%
Other assets	123,294			71,704
Total assets	$2,037,469			$1,885,671
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$146,248	$1,860	5.10%	$83,388	$343	1.67%
Savings and NOW deposits	44,219	157	1.42%	51,943	108	0.84%
Money market deposit accounts	433,654	5,178	4.79%	225,037	1,203	2.17%
Time deposits	710,019	8,833	4.99%	673,441	4,144	2.50%
Total interest-bearing deposits	$1,334,140	$16,028	4.82%	$1,033,809	$5,798	2.27%
Federal funds borrowed	7,476	107	5.74%	2,965	38	5.20%
FHLB advances	3,297	46	5.60%	77,833	906	4.72%
Subordinated debt	72,703	820	4.52%	72,306	812	4.55%
Total interest-bearing liabilities	$1,417,616	$17,001	4.81%	$1,186,913	$7,554	2.58%
Demand deposits and other liabilities	397,753			497,155
Total liabilities	$1,815,369			$1,684,068
Stockholders’ Equity	222,100			201,603
Total Liabilities and Stockholders’ Equity	$2,037,469			$1,885,671
Interest Rate Spread			1.99%			3.84%
Net Interest Income		$15,445			$21,161
Net Interest Margin			3.24%			4.73%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended
	March 31,
	2024	2023
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.36	$1.01
Book value per common share	$25.72	$23.62
Tangible book value per common share(2)	$23.66	$22.22
Weighted average common shares (basic and diluted)	7,611,990	7,517,213
Common shares outstanding at end of period	7,614,090	7,524,277
Performance Ratios
Return on average assets (annualized)	0.65%	1.75%
Return on average equity (annualized)	5.97%	16.40%
Return on average common equity (annualized)	5.69%	17.71%
Yield on earning assets (FTE) (2) (annualized)	6.80%	6.42%
Cost of interest bearing liabilities (annualized)	4.81%	2.58%
Net interest spread (FTE)(2)	1.99%	3.84%
Net interest margin (FTE)(2) (annualized)	3.24%	4.73%
Noninterest income as a percentage of average assets (annualized)	0.18%	0.22%
Noninterest expense to average assets (annualized)	2.43%	2.52%
Efficiency ratio(3)	75.77%	52.97%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$16,506	$14,114
Add: current expected credit losses, nonrecurring adoption	—	895
Add: recoveries	2	11
Less: charge-offs	(141)	—
Add: provision for (recovery of) credit losses - loans	164	415
Ending balance, ACL - loans	$16,531	$15,435

Beginning balance, reserve for unfunded commitment (RUC)	$1,009	$—
Add: current expected credit losses, nonrecurring adoption	—	1,310
Add: provision for (recovery of) unfunded commitments, net	(359)	(132)
Ending balance, RUC	$650	$1,178
Total allowance for credit losses	$17,181	$16,613

Allowance for credit losses on loans to total gross loans	0.95%	0.94%
Allowance for credit losses to total gross loans	0.98%	1.01%
Allowance for credit losses on loans to non-performing loans	1.78X	N/A
Net charge-offs (recoveries) to average gross loans (annualized)	0.03%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	364.65%	372.12%
Construction loans to total capital (5)	130.06%	140.78%
Non-performing Assets
Loans 30-89 days past due to total gross loans	0.22%	0.00%
Loans 90 days past due to total gross loans	0.51%	0.00%
Non-accrual loans to total gross loans	0.53%	0.00%
Other real estate owned	$—	$—
Non-performing loans	$9,263	$—
Non-performing assets to total assets	0.45%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	17.05%	16.35%
Tier 1 risk-based capital ratio	16.12%	15.49%
Leverage ratio	14.54%	14.69%
Common equity tier 1 ratio	16.12%	15.49%
Other information
Closing stock price	$18.16	$23.49
Tangible equity / tangible assets (2)	10.10%	9.51%
Average tangible equity / average tangible assets (2)	10.24%	10.22%
Number of full time equivalent employees	191	170
Number of full service branch offices	6	6

(1)	Regulatory capital ratios as of March 31, 2024 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended March 31,
	2024	2023
Net interest margin (FTE)
Net interest income (GAAP)	$15,373	$21,091
FTE adjustment on tax-exempt securities	72	70
Net interest income (FTE) (non-GAAP)	15,445	21,161

Average interest earning assets	1,914,175	1,813,967
Net interest margin (GAAP)	3.22%	4.72%
Net interest margin (FTE) (non-GAAP)	3.24%	4.73%

	For the three months ended March 31,
	2024	2023
Yield on earning assets (FTE)
Total interest income	$32,374	$28,645
FTE adjustment on tax-exempt securities	72	70
Total interest income (FTE) (non-GAAP)	32,446	28,715

Average interest earning assets	1,914,175	1,813,967
Yield on earning assets (GAAP)	6.78%	6.40%
Yield on earning assets (FTE) (non-GAAP)	6.80%	6.42%

	For the three months ended March 31,
	2024	2023
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.78%	6.40%
Yield on earning assets (FTE) (non-GAAP)	6.80%	6.42%

Yield on interest-bearing liabilities	4.81%	2.58%
Net interest spread (GAAP)	1.97%	3.82%
Net interest spread (FTE) (non-GAAP)	1.99%	3.84%

	As of March 31,
	2024	2023
Tangible common stockholders' equity
Total stockholders' equity (GAAP)	$223,121	$204,988
Less: intangible assets	(15,691)	(10,559)
Tangible stockholders' equity (non-GAAP)	207,430	194,429
Less: preferred stock	(27,263)	(27,263)
Tangible common stockholders' equity (non-GAAP)	180,167	167,166

Common shares outstanding	7,614,090	7,524,277
Tangible book value per common share (non-GAAP)	$23.66	$22.22

	As of March 31,
	2024	2023
Total tangible assets
Total assets (GAAP)	$2,070,015	$2,055,008
Less: intangible assets	(15,691)	(10,559)
Total tangible assets (non-GAAP)	2,054,324	2,044,449

	For the three months ended March 31,
	2024	2023
Average tangible stockholders' equity
Total average stockholders' equity (GAAP)	$222,100	$201,603
Less: average intangible assets	(15,078)	(9,879)
Total average tangible stockholders' equity (non-GAAP)	207,022	191,724

	For the three months ended March 31,
	2024	2023
Average tangible assets
Total average assets (GAAP)	$2,037,469	$1,885,671
Less: average intangible assets	(15,078)	(9,879)
Total average tangible assets (non-GAAP)	2,022,391	1,875,792